UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2017

HEALTH ADVANCE INC.

 (Exact name of registrant as specified in its charter)

Wyoming	333-177122	46-0525223
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

685 Citadel Drive East - Suite 290 Colorado Springs, CO 80909
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: 719-466-6699

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: The purpose of this filing on Form 8-K/A is to replace and amend the Form 8-K that was previously filed on April 21, 2017. At the time of the filing, the former President of the Company, Jordan Starkman submitted the Form 8-K Report on April 21, 2017 while prohibited from conducting any business transactions on behalf of the Company via Leave of Absence Notice issued by the Control Stock Committee of the Company on April 19, 2017 [See Exhibit 99.7]. Additionally, the Temporary Restraining Order from U.S. Court, Wyoming District, Health Advance v. Starkman (August 7, 2017) stated that "Plaintiff Health Advance may remove any unauthorized filings due to the rare and unusual circumstances that resulted in these unauthorized filings” [See Exhibit 99.5].

Thus, the 8-K Report filed on April 21, 2017 contained inaccurate information as follows:

”Item 5.02 - Employment Agreement

The Company has not entered into any employment agreements with any of its officers.”

On September 07, 2017, Response Motion to Dissolve Temporary Restraining Order filed by Defendant Jordan Starkman. (via Defendant, legal representative Keith Dodson) admitted an employment agreement for Officer to the Company between Jordan Starkman and the Company dated March 1, 2017 as an exhibit for civil case 2:17-CV-00132 at the U.S. Court of Wyoming District [See Exhibit 99.5].

Additionally, the Control Stock Committee conducted a special meeting with Jordan Starkman and Christian Diesveld around or about April 8, 2017 regarding the Stock Exchange Agreement and resolved by a majority vote to amend the closing date of the Material Definitive Agreement from January 16, 2017 by and between Hantian Labs Ltd. and the Company to January 31, 2018 [See Exhibit 99.4; Section 9].

Furthermore, now aware of this unauthorized filing, post of transition of executive management, the Company seeks to update and amend the original Form 8-K filed on January 16, 2017 and the 8-K/A filed on April 21, 2017 with the more detailed and accurate information as stated below. This Amendment should be read in conjunction with the Original Filing and the first amendment, with respect of the addendum to the closing date of the acquisition stated in the Board Resolution of the Company dated December 12, 2017, changing closing date of January 16, 2017 of Item 2.01 of the original 8-K Report filed on April 21,2017.

Item 2.01	Completion of Acquisition.

Reference is made to the disclosure set forth in the Explanatory Note above. Also, see Exhibit 99.4; Section 9.

Item 9.01	Exhibits.

Exhibit 99.4: Board Resolution - December 12, 2017

Exhibit 99.5: Temporary Restraining Order from U.S. Court, Wyoming District Against Jordan Starkman - August 7, 2017

Exhibit 99.7: Forced Leave of Absence Notice to Jordan - April 19, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTH ADVANCE INC.

Date: December 14, 2017	By:	/s/ Gregory Shusterman
Gregory Shusterman, Chairman, Board of Directors; Executive Director